UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

Fractyl Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41942	27-3553477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Van de Graaff Drive Suite 200
Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 902-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GUTS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 24, 2026, Fractyl Health, Inc. (the “Company”) announced its financial results for the quarter and full year ended December 31, 2025 and provided a corporate update. A copy of the press release in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On March 24, 2026, the Company updated its corporate presentation for use in meetings with investors, analysts and others. The Company also updated its presentation summarizing the REMAIN-1 Midpoint Cohort 6-month results to include new post hoc analyses evaluating the relationship between treatment effect, procedural dose (length of duodenal ablation) and degree of GLP-1-induced weight loss prior to Revita® treatment. The updated presentations can be found under the “Events & Presentations” tab in the “Investor Overview” section of the Company’s website.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The Company’s website and any information contained on the Company’s website are not incorporated into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit and shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Fractyl Health, Inc. Press Release dated March 24, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fractyl Health, Inc.

Date:	March 24, 2026	By:	/s/ Harith Rajagopalan
Harith Rajagopalan, M.D., Ph.D. Co-Founder, Chief Executive Officer and Director (Principal Executive Officer)